Q1 Fiscal Year 2015 Earnings presentation, commentary & financial results supplement October 29, 2014 Exhibit 99.2

Safe Harbor Statement
This presentation and the accompanying notes contains statements about our future expectations, plans and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private
Securities Litigation Reform Act of 1995, including but not limited to our expectations for the growth, development, and profitability of our business and our recent acquisitions and investments, the integration of our recent acquisitions, and our financial outlook and guidance set forth under the headings “FY2015 Outlook & Expectations,” “Revenue and EPS
Guidance,” and “Capital Expenditures Guidance.” Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make; the failure of our strategy, investments, and efforts to reposition the Vistaprint brand to have the effects that we expect; our failure to promote and strengthen our brands; our failure to acquire new customers and enter new markets, retain our current customers, and sell more products to current and new customers; our failure to identify and address the causes of our revenue weakness;
our failure to manage the complexity of our business and expand our operations; costs and disruptions caused by acquisitions and strategic investments; the failure of the businesses we acquire or invest in, including People & Print
Group, Pixartprinting, FotoKnudsen, and Printi, to perform as expected; difficulties or higher than anticipated costs in integrating the systems and operations of our acquired businesses into our systems and operations; the willingness of purchasers of marketing services and products to shop online; the failure of our current and new marketing channels to attract customers; our failure to manage growth and changes in our organization; currency fluctuations that affect our revenues and costs including the impact of currency hedging strategies and intercompany transactions; unanticipated changes in our markets, customers, or business; competitive pressures; interruptions in or failures of our websites, network infrastructure or manufacturing operations; our failure to retain key employees; our failure to maintain compliance with the financial covenants in our revolving credit facility or to pay our debts when due; costs and judgments resulting from litigation; changes in the laws and regulations or in the interpretations of laws or regulations to which we are subject, including tax laws, or the institution of new laws or regulations that affect our business; general economic conditions; and
other factors described in our Form 10-K for the fiscal year ended June 30, 2014 and the other documents we periodically file with the U.S. Securities and Exchange Commission.

Presentation Organization & Call Details

• Q1 FY15 Overview
• Q1 FY15 Operating and
finance results
• Supplementary information
• Reconciliation of GAAP to
non-GAAP Results
Live Q&A Session:
TOMORROW MORNING
October 30, 2014
7:30 a.m. Eastern
Link from the IR section of
www.vistaprint.com
Hosted by:
Robert Keane
President & CEO
Ernst Teunissen
EVP & CFO

Q1 FY15 Overview

Q1 FY 2015 Overview
•
Year-over-year revenue growth of 21%
– Vistaprint brand growth rate accelerated slightly
– Recent acquisitions performing well
•
Strong GAAP profitability helped by non-operational or timing related items
•
Non-GAAP EPS up 87% YoY
•
Continued progress against strategic goals

Consolidated Results
Solid Start to the Year

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•
Continued to move value proposition
toward needs of customers with higher
expectations
– New visual identity
– Major site experience changes
– New graphic design studio software
– “Good, Better, Best” approach launched for US business
cards
– “Reinvent” pricing and marketing launch in France
– Improved trends in UK, US, and Germany
– Phased pricing and marketing changes in other European
countries
•
Year-over-year improvements in Net
Promoter Score™ and gross profit per
customer
•
Continued product improvements with
launch of market standard formats for
flyers in non-US geographies

Vistaprint Business Unit

Other Businesses: Geographic Expansion

•
Japan JV foundation building
– Ending deep discount marketing practices
– Learning from JV partner
– Beginning construction of production facility
•
Strong growth in India off small base
•
$8.2M investment in Brazil
– www.Printi.com.br
– 41.6% minority interest

PEOPLE&PRINT GROUP

pixartprinting

albumprinter

vistaprint

Other Businesses: Focused Brands
• Continue to be be pleased with
results
– Strong growth
– Clear market focus & differentiation
– Engaged management teams
– Belief in longer-term operational
synergies

Manufacturing & Technology

• Launched beta site for customized soft goods and apparel
• Moved some People & Print Group production to Venlo facility
• Supported expanded product availability in new locations
• Continued to invest in talent and software technology to support a common mass customization platform

Q1 FY15 Financial & Operating Metrics

Q1 FY2015: Key Financial Metrics

Consolidated Results
GAAP and Non-GAAP EPS Total Revenue
GAAP Net Income (Loss) Non-GAAP Net Income
In USD millions except per share data. Please see reconciliation to GAAP net income at the end of this presentation.
PPG = People & Print Group
PXP = Pixartprinting
FTK = FotoKnudsen
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
-$0.05
$0.66
$0.17
$0.07
$0.01
$1.18
$0.04
$0.03
$0.71
$0.25
$1.02
$0.48
$0.41
$0.46
$1.50
$0.24
$0.75
$0.86
GAAP EPS
Non -GAAP EPS
$251
$348
$288
$280
$275
$371
$286
$338
$334
-
10%
0%
10%
20%
30%
Total Revenue (reported)
Year-over-Year Growth
Year-over-Year growth excl. PPG, PXP & FTK
$(2)
$23
$6
$2
$0
$41
$1
$1
$24
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
GAAP Net Income
GAAP Net Income Margin
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
$9
$36
$17
$14
$16
$53
$8
$26
$29
Non-GAAP Net Income
Non-GAAP Net Income Margin
0%
2%
4%
6%
8%
10%
12%
14%
-2%

Cash Flow and ROIC Highlights

TTM Free Cash Flow TTM Cash Flow from Operations
TTM Capital Expenditures TTM Return on Invested Capital
(In millions)
Consolidated Results
$63
$77
$80 $79
$69
$66
$66
$72
$71
In USD millions except percentages. Please see reconciliation of non-GAAP measures at the end of this presentation.
$117
$124 $123
$140
$133
$140
$135
$149
$201
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
$48
$41
$35
$53
$55
$64
$58
$66
$118
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
6%
7% 7% 7%
6% 5% 5% 6% 5%
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
Mfg & Automation Land & Facilities
Other % of revenue
18%
17%
18% 18%
20%
24%
23% 23% 23%
9%
7%
8% 8%
10%
15%
14% 14% 14%
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
TTM Non -GAAP ROIC
TTM GAAP ROIC

Geographic Region Revenue – Quarterly (millions)

Consolidated Results
North America:
53% of total revenue
8% y/y growth
8% y/y constant currency
growth
Europe:
42% of total revenue
46% y/y growth
45% y/y constant currency
growth
1% y/y constant currency growth
ex. acquisitions from past year
Asia Pacific:
5% of total revenue
14% y/y growth
13% y/y constant currency
growth
All People & Print Group, Pixartprinting, FotoKnudsen, and Albumprinter revenue included in European region.  All Webs revenue included in
North American region.  All Japan JV revenue included in Asia-Pacific region.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
Q1 FY2015
$167.5
$163.0
$169.6
$164.8
$189.4
$166.1
$179.9
$177.7
$159.3
$108.3 $94.9
$94.7
$161.0
$104.2
$98.6
$96.5
$43.6
$41.9
$21.5
$16.4
$15.6
$15.6
$20.3
$15.9
$16.1
$17.8
Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
Asia-Pacific
People & Print Group, Pixartprinting & FotoKnudsen
Europe
North America

Operational Metrics

Vistaprint, Albumprinter and Webs Brands
Excludes People & Print Group, Pixartprinting and FotoKnudsen
*Albumprinter and Webs included starting Q3FY12
Also starting in the same period, a minor calculation methodology change was made in order to accommodate the consolidation of metrics.
$43.32
8.3
7.6
7.0
7.1
9.8
7.8
7.1 7.1
9.1
7.3
7.0
6.8
Q2
FY12
Q3
FY12*
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
Orders (M)
$34.61
$34.43
$35.69
$35.79
$35.72
$37.56
$39.08
$39.40
$40.92
$40.14
$42.50
Q2
FY12
Q3
FY12*
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
Average Order Value

Operational Metrics

Vistaprint, Albumprinter and Webs Brands
Excludes People & Print Group, Pixartprinting and FotoKnudsen
*Albumprinter and Webs included starting Q3FY12
Also starting in the same period, a minor calculation methodology change was made in order to accommodate the consolidation of metrics.
2.9
2.6
2.3 2.3
3.3
2.6
2.3
2.2
2.9
2.4
2.2
2.1
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
New Customers
(millions)
$26
$25
$25
$28
$28
$27
$26
$29
$28
$27
$25
$30
0 $
5 $
10 $
15 $
20 $
25 $
30 $
35 $
Implied COCA
26%
25%
23%
26%
27%
24%
21%
23%
22%
23%
19%
21%
0%
5%
10%
15%
20%
25%
30%
35%
Advertising as
% of Revenue

Historical Revenue Driver Metrics

Vistaprint, Albumprinter and Webs Brands
Excludes People & Print Group, Pixartprinting and FotoKnudsen
16.9
*trailing twelve month at period end
16.8
16.6
17.0
17.1
16.9
16.7
16.7
6.1
6.4
6.5
6.7
6.9
7.0 7.0 7.1
10.5
10.5
10.5
10.4 10.0 9.8 9.7 9.6
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
TTM* Unique Customers (M)
New Customers Aquired in Period
Customers Repeating from Prior Periods
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
TTM Unique Customers (M) 16.6 16.9 17.0 17.1 16.9 16.8 16.7 16.7
TTM New Customers (M) 10.5 10.5 10.5 10.4 10.0 9.8 9.7 9.6
TTM Repeating Customers (M) 6.1 6.4 6.5 6.7 6.9 7.0 7.0 7.1
As % of Unique Customers
TTM New Customers 63% 62% 62% 61% 59% 58% 58% 57%
TTM Repeating Customers 37% 38% 38% 39% 41% 42% 42% 43%
Y/Y Growth
TTM Unique Customers 29% 19% 13% 8% 2% -1% -2% -2%
TTM New Customers 25% 15% 9% 3% -5% -7% -8% -8%
TTM Repeating Customers 37% 25% 20% 18% 13% 9% 8% 6%
Implied Retention** 48% 45% 43% 42% 42% 41% 41% 42%
**TTM repeating customers as % of year-ago unique customers
Starting in Q3 FY12, impact of Albumprinter and Webs has been included.

Historical Revenue Driver Metrics

Vistaprint, Albumprinter and Webs Brands
Excludes People & Print Group, Pixartprinting and FotoKnudsen
Average Customer Bookings:
*trailing twelve month at period end
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
Average TTM Bookings
per Unique Customer
$67 $68 $69 $70 $72 $73 $74 $75
Average TTM Bookings
per New Customer
$50 $50 $51 $52 $53 $53 $54 $55
Average TTM Bookings
per  Repeat Customer
$96 $96 $97 $98 $100 $101 $102 $103
Y/Y Growth
Average TTM Bookings
per Unique Customer
-6% -1% 1% 4% 7% 7% 7% 7%
Average TTM Bookings
per New Customer
-6% -2% 0% 4% 6% 6% 6% 6%
Average TTM Bookings
per Repeat Customer
-4% -3% -1% 1% 4% 5% 5% 5%
$50 $50 $51
$52
$53
$53
$54
$55
$96
$96
$97
$98
$100
$101
$102 $103
$67
$68 $69 $70
$72
$73
$74
$75
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Q4
FY14
Q1
FY15
Average TTM* Bookings Per
Unique Customer (USD)
New Repeat Total
Starting in Q3 FY12, impact of Albumprinter and Webs has been included.

Looking Ahead

FY 2015 Outlook & Expectations
19
Operationally unchanged outlook
– Vistaprint brand revenue growth mid-to-high single digits
– Acquired company revenue growth in double-digits
– Expansion of operating margins, EPS and free cash flow
Non-operational changes to guidance ranges:
– Revenue guidance range lowered by $40M to reflect currency movements since July
– Would be largely offset by natural hedges and below-the-line currency gains if currency rates remain at recent 30-day average
– GAAP EPS range increased by $0.09, updated to reflect:
» Change in fair-value estimate of acquisition-related earn-outs
» Change in acquisition-related amortization of intangibles
» Estimated unrealized currency gain on revaluing intercompany loans
Non-GAAP EPS guidance unchanged

FY 2015 Outlook & Expectations (cont.)
Guidance does not include:
– Potential for further changes in fair value estimate of acquisition-related earn-outs
– Potential for increased interest expense resulting from further financing activity
– Estimate for impact of consolidating results of minority investment Printi LLC
20 20

Revenue and EPS Guidance*
The Company is providing the following assumptions to facilitate non-GAAP adjusted net income per diluted share comparisons that exclude share-based compensation related expenses, amortization of acquired intangible assets, tax charges related to the alignment of IP with our global operations, changes in the fair-value estimate of acquisition-related earn-outs, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements:
As of October 29, 2014
FY15
ending 06/30/2015
Revenue $1,430 - $1,500 million
Revenue growth from FY 2014 period 13% - 18%
Constant currency revenue growth estimate 15% - 20%
GAAP EPS $2.24 - $2.74
EPS growth from FY 2014 period 75% -114%
GAAP share count 33.3 million
FY15
ending 06/30/2015
Non-GAAP adjusted EPS $3.46 - $3.96
EPS growth from FY 2014 period 17% – 34%
Non-GAAP share count 33.8 million
Non-GAAP exclusions $42.5 million
* Millions, except share and per share amounts and as noted
21
Consolidated

14%
6% 6%
3%
2% 2% 2%
3% 3%
2%
8%
7% 7%
9%
2% 2%
3% 1%
2%
2%
3%
3%
2% 3%
1% 1%
2%
2%
2%
1%
FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 FY 14 FY 15-
High
FY 15-
Low
Other
Land and Facilities
Manufacturing &
Automation Equipment
25%
16%
15%
5%
6%
15%
5%
7%
7%
5%
Capital Expenditures Guidance
Consolidated
as of October 29, 2014 (expressed as percent of revenue)
FY 2015 Guidance:
• $80M - $100M
Actuals Guidance
$63M $63M $76M
$100M
$80M
$101M $37M $46M $79M $72M
22 22
• ~5-7% of revenue
guidance midpoint

Summary
Clear priorities
» Leadership: become the world leader in mass customization
• Passionate about enabling millions of customers to make an impression
• Strive to be best in the world at computer-integrated manufacturing
• Drive economic engine through large scale in small quantities
» Long termism: multi-decade mutual success for stakeholders
» Intrinsic value: maximizing DCF per share
Q1 a good start to FY15
» Important investments across the business
» Beginning to see wider-spread benefits of Vistaprint brand repositioning
» Financial results in line with our expectations
Annual meeting for shareholders on November 12, 2014
– Proposal on name change for corporate parent to Cimpress N.V.
– If shareholders approve the change, we expect to change our name and ticker symbol, and launch a new corporate website at www.cimpress.com

Q&A Session Please go to the Investor Relations section of www.vistaprint.com for the live Q&A call at 7:30 am EDT on October 30, 2014

Q1 Fiscal Year 2015 Financial and Operating Results Supplement

Revenue Growth Rates*

Consolidated
*All acquisitions included as of acquisition dates.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
21%
reported and constant-
currency
FY12
25% constant-currency growth
FY13
16% constant-currency growth
FY14
8% constant-currency growth
-5%
0%
5%
10%
15%
20%
25%
30%
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
6%
reported and
constant-
currency
Constant-Currency
Reported
Constant-Currency Excl. PPG, PXP & FTK
Reported  Excl. PPG, PXP & FTK

Geographic Region Revenue Growth Rates*
Consolidated
Constant Currency
*All acquisitions included as of acquisition dates.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
27 27
20%
23%
21%
22%
18%
15%
14%
3%
7%
8%
-10%
0%
10%
20%
30%
40%
50%
North America
15%
37%
34%
30%
23%
14%
8%
2%
2%
-2%
-7%
46%
-2%
1%
-10%
0%
10%
20%
30%
40%
50%
Europe
Europe - Total
Total Europe ex. PPG, PXP & FTK
43%
37%
40%
33%
29%
24%
10%
8%
2%
6%
10%
8%
-10%
0%
10%
20%
30%
40%
50%
APAC
13%
20%

Gross Margin and Gross Profit
Consolidated
FY12  65.2% FY13  65.7% FY14  64.5%
28 28
$200
$169
$162
$163
$234
$189
$181
$179
$250
$185
$205
$204
66.8%
65.5%
64.6%
65.0%
67.2%
65.5%
64.6%
65.2%
67.4%
64.7%
60.5%
61.0%
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
Gross Profit (millions)
GM %

GAAP Net Income (Loss) and Net Margin

Consolidated
FY12  $44 FY13 $29 FY14 $44
$32
$0
$4
$(2)
$23
$6
$2
$0
$41
$1
$1
$24
10.6%
0.1%
1.5%
-0.7%
6.6%
2.0%
0.8%
0.1%
11.0%
0.5%
0.3%
7.1%
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
GAAP Net Income (loss), in millions GAAP Net Margin

Non-GAAP Adjusted Net Income*
& Non-GAAP Adjusted Net Margin*
Consolidated
*Please see reconciliation of non-GAAP measures at the end of this presentation.
FY12  $77 FY13 $76 FY14 $103
30 30
$11
$15
$9
$36
$17
$14
$16
$53
$8
$26
$29
12.6%
4.4%
5.9%
3.5%
10.3%
5.9%
5.0%
5.9%
14.2%
2.9%
7.6%
8.6%
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
Non-GAAP Adjusted Net Income (millions) Non-GAAP Adjusted Net Margin
$38

Q1 Income Statement Comparison to Prior Year
Consolidated
(as a percentage of revenue)
31 31
5.1%
3.1%
9.3%
9.5%
13.1%
15.4%
33.5%
37.2%
39.0%
34.8%
Q1 FY2015 Q1 FY2014
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations

Q1 Income Statement Comparison to Prior Quarter

Consolidated
(as a percentage of revenue)
Q1 FY2015 Q4 FY2014
5.1%
5.8%
9.3%
9.3%
13.1%
14.4%
33.5%
31.0%
39.0%
39.5%
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations

Share-Based Compensation* (millions)

Consolidated
*  Share-based compensation (SBC) expense includes SBC-related tax adjustment.  The period from
Q3 FY12 to Q2 FY14 includes expense related to the RSA grants as part of the Webs acquisition.
FY12 $26.1 FY13 $33.7 FY14 $28.5
$5.0
$7.6
$8.6
$8.4
$8.5
$8.4
$8.3
$8.6
$8.1
$5.8
$6.1
$5.8
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15

Balance Sheet Highlights
Balance Sheet highlights, in millions, at period end 09/30/2014 06/30/2014 03/31/2014 12/31/2013 09/30/2013
Total assets $984.1 $989.0 $672.0 $674.6 $638.7
Cash and cash equivalents $60.9  $62.5 $46.5 $62.3 $64.7
Total current assets $144.3
$157.9
$126.0  $135.5 $121.8
Goodwill and intangible assets $426.7 $427.4 $169.2  $171.6 $171.5
Total liabilities $757.9 $745.4 $393.9 $414.4 $432.0
Current liabilities
$218.9
$241.5 $177.4 $197.9 $144.3
Long-term debt $433.5 $410.5 $185.6 $189.3 $262.5
Shareholders’ Equity attributable to Vistaprint NV $211.8 $232.5 $272.4 $260.3 $206.7
Treasury shares  (in millions) 11.6 11.8 10.8 10.9 11.0
Consolidated
34 34

Committed Credit Capacity as of September 30, 2014
Availability under our committed credit facility (millions)* 09/30/14
Aggregate loan commitments $850.0
Outstanding borrowings $(440.0)
Remaining amount $410.0
Limitations to borrowing due to debt covenants and other obligations* $(141.8)
Amount available for borrowing as of September 30, 2014 $268.1
Consolidated
* Our borrowing ability under our committed credit facility can be limited by our debt covenants each quarter. These covenants may limit our borrowing capacity depending on our leverage, other senior  indebtedness, such as capital leases, letters of credit, and other debt secured by a lien, and other factors that are outlined in our credit agreement filed as an exhibit in our Form 8-Ks filed on February 13, 2013, January 22, 2014, and September 25, 2014.
• Aggregate loan commitments of $850.0M
• Interest rate of LIBOR plus 1.50% - 2.25%, depending on leverage
• Currently in compliance with all covenants.  Key financial covenants are:
– Total leverage ratio not to exceed 4.5x TTM EBITDA
– Senior leverage ratio not to exceed 3.25x TTM EBITDA
– Interest coverage ratio of at least 3.0x TTM EBITDA
• Purchases of our ordinary shares, payments of dividends, and mergers and acquisitions are subject to more restrictive total leverage ratio thresholds than those listed above when calculated on a proforma basis. Also, our credit agreement limits the amount of purchases of our ordinary shares, payments of dividends, mergers and acquisitions, investments in joint ventures or minority interests, consolidated capital expenditures, and other investments that we may desire to make. These limitations can include annual limits that vary from year-to-year and aggregate limits over the term of the credit facility. Therefore, our ability to make desired investments may be limited during the term of our revolving credit facility.

Q1 FY15 Capital Expenditure Breakdown
Consolidated
1
3
2
36
Q1 CapEx: $16.7M
1   Land, building and construction, leasehold improvements, and furniture and fixtures
2   Including printing presses and related equipment, finishing equipment, and automation.
3   IT infrastructure, software and office equipment

36%
47%
17%
Other
Land/Facilities
Mfg & Automation
Equipment

Appendix Including a Reconciliation of GAAP to Non-GAAP Financial Measures

About Non-GAAP Financial Measures

To supplement Vistaprint’s consolidated financial statements presented in accordance with U.S.
generally accepted accounting principles, or GAAP, Vistaprint has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules:
non-GAAP adjusted net income, adjusted EBITDA, free cash flow, constant-currency revenue growth and constant-currency revenue growth excluding revenue from fiscal 2014 acquisitions. Please see the next slide for definitions of these items.
The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.
Vistaprint’s management believes that these non-GAAP financial measures provide meaningful supplemental information in assessing our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, which could be non-cash charges or discrete cash charges that are infrequent in nature.  These non-GAAP financial measures also have facilitated management’s internal comparisons to Vistaprint’s historical performance and our competitors’ operating results.

Non-GAAP Financial Measures Definitions
Non-GAAP Measure Definition
Non-GAAP Net
Income/EPS
The items excluded from the non-GAAP adjusted net income measurements are share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, tax charges related to the alignment of acquisition-related intellectual property with global operations, changes in unrealized gains and losses on currency forward contracts (starting in Q1 FY 2014), unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect, the charge for the disposal of our minority investment in China, and the change in fair-value estimate of our potential acquisition-related earn-outs.
Non-GAAP weighted average shares outstanding excludes the impact of unamortized share-based compensation included in the calculation of GAAP diluted weighted average shares outstanding.
Free Cash Flow FCF = Cash Flow from Operations – Capital Expenditures – Purchases of Intangible assets not related to acquisitions – Capitalized Software Expenses
Trailing Twelve Month
Return on Invested Capital
ROIC = NOPAT / (Debt + Redeemable Non-Controlling Interest + Total Shareholders Equity – Excess Cash)
NOPAT is net operating profit after taxes (Operating Income less Tax Provision)
Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero
Operating leases have not been converted to debt
Non-GAAP TTM ROIC excludes share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, and the change in fair-value estimate of our potential acquisition-related earn-
outs.
Constant-Currency
Revenue Growth
Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S.
dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue in the prior year periods.
Constant Currency
Revenue Growth, excluding
TTM Acquisitions
Constant-currency revenue growth excluding revenue from trailing twelve month acquisitions excludes the impact of currency as defined above and revenue from People & Print Group, Pixartprinting and FotoKnudsen.
39 39

Reconciliation: GAAP to Non-GAAP Results
Net Income (Loss) – Quarterly, $ in thousands
. Fiscal Year 2012 Fiscal Year 2013 Fiscal Year 2014
Fiscal
Year 2015
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
GAAP Net Income
$31,697 $274 $3,851 $(1,696) $22,960 $5,866 $2,305 $412 $40,875 $1,376 $1,034 $23,694
Share-based
compensation and
related tax effect
$5,021 $7,566 $8,596 $8,445 $8,540 $8,353 $8,324 $8,576 $8,062 $5,773 $6,109 $5,769
Amortization of
acquired intangible
assets
$1,148 $2,381 $2,225 $2,178 $2,243 $2,275 $3,665 $2,200 $2,249 $2,228 $5,510 $6,539
Tax Impact of Webs IP
Transfer
- $1,017 $218 - $2,164 $431 ($208) $63 $1,468 $312 $477 $546
Changes in unrealized
loss (gain) on currency
forward contracts
included in net income
$4,856 $(1,155) $(1,131) $(2,145) $(3,468)
Unrealized currency
transaction loss (gain)
on intercompany loan
and the related tax
effect
- $1,163 $(283) $(295) $(7,986)
Loss on disposal of
Namex investment
$12,681 -
Change in fair value of
contingent
consideration
$2,192 $3,677
Non-GAAP
Adjusted Net Income
$37,866 $11,238 $14,890 $8,927 $35,907 $16,925 $14,086 $16,107 $52,662 $8,274 $25,563 $28,771
40 40

. Fiscal Year 2012 Fiscal Year 2013 Fiscal Year 2014 Fiscal Year 2015
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
GAAP Net Income per
share
$0.82 $0.01 $0.10 $(0.05) $0.66 $0.17 $0.07 $0.01 $1.18 $0.04 $0.03 $0.71
Share-based
Compensation and related
tax effect per share
$0.12 $0.20 $0.23 $0.24 $0.24 $0.24 $0.24 $0.25 $0.22 $0.17 $0.18 $0.17
Amortization of acquired
intangible assets per share
$0.03 $0.06 $0.06 $0.06 $0.06 $0.06 $0.11 $0.06 $0.06 $0.06 $0.16 $0.19
Tax impact of Webs IP
Transfer per share
- $0.02 $0.01 - $0.06 $0.01 $(0.01) $0.00 $0.04 $0.01 $0.01 $0.02
Changes in unrealized loss
(gain) on currency forward
contracts included in net
income per share
$0.13 $(0.03) $(0.03) $(0.06) $(0.10)
Unrealized currency
transaction loss (gain) on
intercompany loan and the
related tax effect per share
$0.00 $0.03 $(0.01) $(0.01) $(0.23)
Loss on disposal of Namex
investment
$0.37 -
Change in fair value of
contingent consideration
$0.07 $0.10
Non-GAAP Adjusted Net
Income per share
$0.97 $0.29 $0.40 $0.25 $1.02 $0.48 $0.41 $0.45 $1.50 $0.24 $0.75 $0.86
Weighted average shares
used in computing Non-
GAAP EPS
(millions)
39.041 38.346 37.620 35.793 35.156 35.217 34.633 35.005 35.118 34.857 34.195 33.606
Reconciliation: GAAP to Non-GAAP Results
Earnings Per Diluted Share - Quarterly

Reconciliation: Free Cash Flow
In thousands
42
Q1 FY2014 Q1 FY2015
Net cash (used in) provided by operating activities
($123) $52,620
Purchases of property, plant and equipment
($17,577) ($16,684)
Purchases of intangible assets not related to acquisitions
($75) ($85)
Capitalization of software and website development costs
($1,814) ($3,539)
Free cash flow
($19,589) $32,312

Reconciliation: TTM Free Cash Flow
In thousands

TTM Q1 FY13 TTM Q2 FY13 TTM Q3 FY13 TTM Q4 FY13 TTM Q1 FY14 TTM Q2 FY14 TTM Q3 FY14 TTM Q4 FY14 TTM Q1 FY15
Net cash provided by operating
activities
$116,750 $124,144 $122,659 $140,012 $133,239 $139,733 $134,740 $148,580 $201,319
Purchase of property, plant, and
equipment
$(63,181) $(77,343) $(80,006) $(78,999) (68,818) $(65,801) $(66,476) $(72,122) $(71,228)
Purchases of intangible assets
not related to acquisitions
$(160) $(478) $(519) $(750) $(816) $(499) $(500) $(253) $(263)
Capitalization of software and
website development costs
$(5,081) $(5,712) $(6,739) $(7,667) $(8,179) $(8,945) $(9,426) $(9,749) $(11,474)
Free Cash Flow
$48,328 $40,611 $35,395 $52,596 $55,426 $64,488 $58,338 $66,456 $118,353

Reconciliation: TTM ROIC
In thousands except percentages

TTM Q1 FY13 TTM Q2 FY13 TTM Q3 FY13 TTM Q4 FY13 TTM Q1 FY14 TTM Q2 FY14 TTM Q3 FY14 TTM Q4 FY14 TTM Q1 FY15
Operating Income $45,662 $46,161 $48,110 $46,124 $54,299 $73,780 $69,286 $85,914 $94,385
Tax Provision $(9,878) $(15,196) $(11,989) $(9,387) $(10,068) $(7,884) $(6,619) $(10,590) $(12,007)
Net Operating Profit
After Taxes (NOPAT) $35,784 $30,965 $36,121 $36,737 $44,231 $65,896 $62,667 $75,324 $82,378
SBC incl. tax effect $29,628 $33,147 $33,934 $33,662 $33,793 $33,315 $30,735 $28,520 $25,713
Amortization $7,932 $9,027 $8,921 $10,361 $10,383 $10,389 $10,342 $12,187 $16,526
Changes in acq.-related
earn-outs $2,192 $5,869
Non-GAAP NOPAT $73,344 $73,139 $78,976 $80,760 $88,407 $109,600 $103,744 $118,223 $130,486
Average Invested
Capital¹ $414,392 $423,884 $432,621 $437,925 $442,793 $450,819 $459,360 $525,201 $575,837
GAAP ROIC 9% 7% 8% 8% 10% 15% 14% 14% 14%
Non-GAAP ROIC 18% 17% 18% 18% 20% 24% 23% 23% 23%
¹See explanation of average invested capital on next slide.
In Q1 FY15, we updated our definition of ROIC to include invested capital inclusive of redeemable non-controlling interests, which date back to Q4 FY14.  We also corrected an error in our Q4 FY14 TTM ROIC calculation in which we had not excluded certain acquisition-related items from Non-GAAP ROIC (changes in acquisition-
related earn-outs; amortization of intangibles from recent acquisitions).  These changes resulted in a small adjustment to our previously reported Q4 FY14 TTM ROIC.

Reconciliation: Average Invested Capital
In thousands except percentages

Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
Total Debt $146,500 $126,500 $229,000 $259,314 $230,500 $238,500 $238,750 $270,000 $204,500 $201,953 $448,059 $447,870
Redeemable Non-
Controlling Interest $11,160 $10,109
Total Shareholders
Equity $267,823 $281,940 $189,287 $199,186 $209,895 $201,684 $189,561 $206,715 $260,288 $272,395 $232,457 $216,185
Excess Cash
1
$(21,236) $(3,205) $(11,190) $(6,353) $(9,339) - - $(5,093) $(1,628) - - -
Invested Capital $393,087 $405,235 $407,097 $452,147 $431,056 $440,184 $428,311 $471,622 $463,160 $474,348 $691,676 $674,164
Average Invested
Capital $414,392 $423,884 $432,621 $437,925 $442,793 $450,819 $459,360 $525,201 $575,837
1
Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero
2
Average invested capital represents a four quarter average of total debt, redeemable non-controlling interests and total shareholder equity, less excess cash
2

ASIA-PACIFIC
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
Reported revenue growth
41% 47% 28% 28% 26% 6% 4% (11%) (5%) (3%) 3% 14%
Currency impact
(4%) (7%) 5% 2% (3%) 4% 4% 13% 11% 13% 5% (1%)
Revenue growth in constant
currency
37% 40% 33% 29% 24% 10% 8% 2% 6% 10% 8% 13%
EUROPE
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
Reported revenue growth
36% 29% 18% 12% 11% 8% 3% 6% 1% (4%) 50% 46%
Currency impact
1% 5% 12% 11% 2% 0% (1%) (4%) (3%) (3%) (7%) (1%)
Revenue growth in constant
currency
37% 34% 30% 23% 14% 8% 2% 2% (2%) (7%) 43% 45%
Impact of TTM acquisitions
(45%) (44%)
Revenue growth in constant
currency ex. TTM acquisitions
(2%) 1%
46
Reconciliation: Constant-Currency/ex. TTM
Acquisition Revenue Growth Rates - Quarterly

NORTH AMERICA
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
Reported revenue growth
20% 23% 20% 22% 20% 15% 18% 14% 13% 2% 6% 8%
Currency impact
0% 0% 0% 0% 0% 0% 0% 1% 1% 1% 1% 0%
Revenue growth in constant
currency
20% 23% 21% 22% 20% 15% 18% 15% 14% 3% 7% 8%
TOTAL COMPANY
Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15
Reported revenue growth 28% 26% 20% 18% 16% 12% 12% 9% 6% (1%) 21% 21%
Currency impact 0% 2% 5% 5% 1% 0% 0% 0% 0% 0% (2%) 0%
Revenue growth in constant
currency
28% 28% 25% 23% 17% 12% 12% 9% 6% (1%) 19% 21%
Impact of TTM acquisitions (15%) (15%)
Revenue growth in constant
currency ex. TTM acquisitions
4% 6%
47
Reconciliation: Constant-Currency/ex. TTM
Acquisition Revenue Growth Rates - Quarterly